UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 18, 2009 (April 23, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 16, 2008, China Biologic Products, Inc. (the "Company"), reported the entry on October 10, 2008, of the Company's indirect majority-owned subsidiary, Shandong Taibang Biological Products Co., Ltd. ("Taibang"), into an Equity Transfer Agreement (the "Equity Transfer Agreement"), pursuant to which Taibang agreed to acquire 35% of the equity interest in Xi'an Huitian Blood Products Co., Ltd. ("Huitian"), a PRC limited company, from Mr. Fan Qingchun (the "Transferor"), a PRC citizen, for an aggregate purchase price ("Purchase Price") of RMB 44,000,000 (approximately, $6,443,393) (the "Equity Transfer"). The Company has already paid RMB 22,000,000 (approximately, $3,221,697) of the Purchase Price and was obligated to pay the balance of the Purchase Price on or before April 8, 2009, a date which was 5 business days following the 6 months anniversary of October 1, 2008, subject to an annual interest rate on the accrued and unpaid balance of 8%, commencing as of October 1, 2008.

On April 18, 2009, Taibang and the Transferor entered into a supplemental agreement (the "Supplemental Agreement") that amended the Equity Transfer Agreement in the following material respects:

  The date on which the balance of the Purchase Price is due was extended from 5 business days following the 6 months anniversary of October 1, 2008, to business 5 days following June 30, 2009;

  The interest rate on the accrued and unpaid balance of the Purchase Price was changed from 8% as of October 1, 2008, to 8% from October 1, 2008 to March 31, 2009, and 5.5% from April 1 2009 to June 30, 2009; and

  The Transferor is obligated to consult with its local Tax Bureau and finalize, before July 7, 2009, the calculation of the capital gain tax due on the Equity Transfer, and provide to Taibang a copy of any writing issued by the Tax Bureau regarding any withholding liability of Taibang in connection with the Equity Transfer. Taibang agreed that if it is deemed responsible for withholding the capital gain tax on behalf of the Transferor, then Taibang will deduct such amount from the balance of the Purchase Price payable, and shall submit such amount directly to the Tax Bureau.

The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Equity Transfer Agreement, as amended, or the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description of the Supplemental Agreement is qualified in its entirety by reference to the Supplemental Agreement attached hereto as Exhibit 10.5 and incorporated herein by reference. For information regarding the Equity Transfer Agreement, see Exhibits 10.1 through 10.4 of the current report on Form 8-K filed by the Company on October 16, 2008 (Commission File No. 000-52807) incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit No.	Description

10.1	Equity Transfer Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun, dated October 10, 2008 (incorporation by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.2	Joint Venture and Cooperation Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Shaanxi Power Construction Corporation, dated September 12, 2008 (incorporation by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.3	Agreement on Equity Transfer, Acquisition, Joint Venture and Cooperation (English Translation), among Shandong Taibang Biological Products Co., Ltd., Shaanxi Power Construction Corporation and Fan Qingchun, dated September 12, 2008 (incorporation by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.4	Agreement (English Translation), among Shandong Taibang Biological Products Co., Ltd., Logic Express Ltd. and Shandong Biological Products Research Institute, dated September 12, 2008 (incorporation by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.5*	Supplemental Agreement (English Translation), dated April 18, 2009, between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun

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* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: April 23, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Equity Transfer Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun, dated October 10, 2008 (incorporation by reference to Exhibit 10.1 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.2	Joint Venture and Cooperation Agreement (English Translation), between Shandong Taibang Biological Products Co., Ltd. and Shaanxi Power Construction Corporation, dated September 12, 2008 (incorporation by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.3	Agreement on Equity Transfer, Acquisition, Joint Venture and Cooperation (English Translation), among Shandong Taibang Biological Products Co., Ltd., Shaanxi Power Construction Corporation and Fan Qingchun, dated September 12, 2008 (incorporation by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.4	Agreement (English Translation), among Shandong Taibang Biological Products Co., Ltd., Logic Express Ltd. and Shandong Biological Products Research Institute, dated September 12, 2008 (incorporation by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on October 16, 2008).

10.5*	Supplemental Agreement (English Translation), dated April 18, 2009, between Shandong Taibang Biological Products Co., Ltd. and Fan Qingchun